                                                                     EXHIBIT 4.3


         CERTIFICATE OF TRUST OF PRUDENTIAL FINANCIAL CAPITAL TRUST I
         ------------------------------------------------------------

     THIS Certificate of Trust of Prudential Financial Capital Trust I (the "Trust") is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ss. 3801
et seq.) (the "Act").                                           -------
-- ---

     1. Name. The name of the business trust formed hereby is Prudential
        ----
Financial Capital Trust I.

     2. Delaware Trustee. The name and business address of the trustee of the
        -------- -------
Trust in the State of Delaware is Chase Manhattan Bank USA, National Association, 500 Stanton Christiana Road, Building 4 - 3rd Floor, Newark, DE 19713.

     3. Effective Date. This Certificate of Trust shall be effective upon
        --------------
filing.

                                                                     EXHIBIT 4.3


         IN WITNESS WHEREOF, the undersigned have executed this Certificate in accordance with Section 3811(a) of the Act.

                            THE CHASE MANHATTAN BANK

                            By: /s/ James P. Freeman
                               ------------------------
                             Name: James P. Freeman
                             Title: Vice President




                            CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                            By:  /s/ J. J. Cashin
                               ------------------------
                              Name: John J. Cashin
                              Title: Vice President



                            /s/ Tim Fetten
                            --------------------
                            Name: Timothy Fetten
                                as Administrative Trustee



                            /s/ Scott Kaplan
                            --------------------
                            Name: Scott Kaplan
                                as Administrative Trustee



                            /s/ Rich Vaccaro
                            -----------------------------
                            Name: Richard Vaccaro
                                as Administrative Trustee


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